Exhibit (10)D(i)

ECOLAB INC.

1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.                                       Purpose.  The purpose of this 1995 Non-Employee Director Stock Option Plan (the “Plan”) is to advance the interests of Ecolab Inc.  (the “Company”) and its stockholders by enabling the Company to attract and retain the services of experienced and knowledgeable non-employee directors and to provide an incentive for such directors to increase their proprietary interest in the Company’s long-term success and progress.

2.                                       Administration.  The Plan shall be administered by a committee consisting solely of three or more members of the Board of Directors (the “Committee”).  Grants of stock options under the Plan (“Options”) and the amount and nature of the Options to be granted shall be automatic, as described in paragraph 5(b)(i) of the Plan.  All questions of interpretation of the Plan or of any Options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.  Any or all powers and discretion vested in the Committee under this Plan may be exercised by any subcommittee of three or more persons so authorized by the Committee.

3.                                       Participation in the Plan.  Directors of the Company who are not employees of the Company or any subsidiary of the Company (“Eligible Directors”) shall be eligible to participate in the Plan.

4.                                       Stock Subject to the Plan.

(a)                                  Number of Shares.  The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be two hundred thousand (200,000) shares of the Company’s common stock, $1.00 par value (the “Common Stock”), subject to adjustment upon changes in capitalization of the Company as provided in subparagraph (b) below.  The maximum number of shares authorized may be increased from time to time by approval of the Board of Directors and the stockholders of the Company.  Shares of Common Stock that may be issued upon exercise of Options granted under the Plan shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.  The shares to be issued pursuant to the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued.  Any shares of Common Stock that are subject to an Option granted under the Plan (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

(b)                                 Adjustments to Shares and Options.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the

Company, the Committee (or, if the Company is not the surviving Company in any such transaction, the board of directors of the surviving corporation)  will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan (including, without limitation, the number of securities as to which Options are to be granted and as to which Options become exercisable pursuant to paragraphs 5(b)(i) and 5(b)(iii) below after the effective date of such change) and, in order to prevent dilution or enlargement of the rights of Optionees, the number, kind and exercise price of securities subject to outstanding Options.

5.                                       Terms of Options.

(a)                                  Non-Statutory Stock Options.  All Options granted under the Plan shall be non-statutory stock options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time (the “Code”).

(b)                                 Terms, Conditions and Form of Options.  Each Option granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(i)                                     Grant of Options.  An Option to purchase shares of Common Stock shall be granted automatically on the date the Plan is adopted by the stockholders of the Company to each Eligible Director as of such date (including directors who are elected or re-elected on such date), in the following amounts:  Class I Directors, one thousand two hundred (1,200) shares; Class II Directors, two thousand four hundred (2,400) shares; Class III Directors, six thousand (6,000) shares. An Option to purchase six thousand (6,000) shares of Common Stock shall thereafter be granted automatically to each Eligible Director upon the election (or re-election) of such director to the Board of Directors for a full term by the stockholders of the Company at an annual meeting of stockholders, beginning with the annual meeting of stockholders to be held in 1996.  An Eligible Director chosen pursuant to the provisions of Article IV of the Company’s Restated Certificate of Incorporation to fill a newly created directorship or a vacancy in the Board of Directors shall be automatically granted, as of the date of the next subsequent annual meeting of stockholders (unless the director is chose on the date of an annual meeting of stockholders, in which case as of such date) an Option to purchase a number of shares of Common Stock equal to the product of (i) two thousand (2,000), and (ii) the number of years remaining in such director’s term of office as of the date of automatic option grant.  No eligible Director shall be granted more than one Option at any annual meeting of stockholders.  The written agreement evidencing each Option granted under the Plan shall be dated as of the applicable date of grant (the “Date of Grant”).  An Eligible Director accepting such a grant of an Option (an “Optionee”) shall execute and return a copy of such option agreement to the Secretary of the Company.  Whenever there is a reference in the Plan to the years remaining in the term of office of a director, the word “year” shall refer to the interval between the annual meeting of stockholders in one year and such meeting in the next subsequent year.

(ii)                                  Option Exercise Price.  The per share price to be paid by the Optionee at the time an Option is exercised shall be 100% of the Fair Market Value of one share of Common Stock on the Date of Grant.  For purposes of the Plan, “Fair Market Value” shall mean, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote), the mean between the reported high and low sale prices of the Common stock as reported on the New York Stock Exchange Composite Tape.

(iii)                               Exercisability of Options.  Except for an Option which becomes exercisable pursuant to paragraph 5(b)(iv)(A) below, an Option may not be exercised before the next subsequent annual meeting of stockholders after its Date of Grant.  The Option of an Optionee whose remaining term as a director is three years as of the Date of Grant may be exercised on a cumulative basis to the extent of two thousand (2,000) of the total shares covered by the Option beginning on the date of the next subsequent annual meeting of stockholders after the Date of Grant, an additional two thousand (2,000) of the total shares beginning on the date of the second subsequent annual meeting of stockholders after the Date of Grant and the remaining two thousand (2,000) shares on the date of the third subsequent annual meeting of stockholders after the Date of Grant.  The Option of an Optionee whose remaining term as a director is two years as of the Date of Grant may be exercised on a cumulative basis to the extent of two thousand (2,000) of the total shares covered by the Option beginning on the date of the next subsequent annual meeting of stockholders after the date of Grant and the remaining two thousand (2,000) shares on the date of the second subsequent annual meeting of stockholders after the Date of Grant.  The Option of an Optionee whose remaining term as a director is one year as of the Date of Grant may be exercised in full on the date of the next subsequent annual meeting. Notwithstanding the foregoing, an Option granted on the date the Plan is adopted by the stockholders of the Company to (A) a Class I Director may be exercised in full on the date of the next subsequent annual meeting of stockholders after the Date of Grant and (B) a Class II Director may be exercised on a cumulative basis to the extent of one thousand two hundred (1,200) of the total shares covered by the Option beginning on the date of the next subsequent annual meeting of stockholders after the Date of Grant and the remaining one thousand two hundred (1,200)

shares on the date of the second subsequent annual meeting of stockholders after the Date of Grant.

(iv)                              Duration of Options.  Each Option shall terminate ten years after its Date of Grant.  Each Option shall terminate and may no longer be exercised if and when the Optionee ceases to serve as a director of the Company, except (A) if the Optionee ceases to serve as a director of the Company by reason of death or the occurrence of an event which constitutes permanent and total disability (within the meaning of Section 22(e)(3) of the Code), then the Option shall become immediately exercisable in full and shall remain exercisable until the earlier of the expiration of five years or the remaining term of the Option, and (B) if the Optionee ceases to serve as a director of the Company for any other reason, then the Option shall remain exercisable to the extent that the Option was exercisable on the date the Optionee ceased to serve as a director of the Company until the earlier of the expiration of five years after the date the Optionee ceased to serve as a director of the Company or the remaining term of the Option.

(v)                                 Manner of Option Exercise.  An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office (Attn: Secretary), such notice shall specify the particular Option that is being exercised and the number of shares with respect to which the Option is being exercised and shall be accompanied by payment of the total purchase price of the shares to be purchased under the Option.  The Company shall not be required to sell or issue any shares under any outstanding Option if, in the sole opinion of the Committee, the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, including without limitation federal and state securities laws.

(vi)                              Payment of Exercise Price.  The total purchase price of the shares to be purchased may be paid entirely in cash (including check, bank draft or money order) or by tendering shares of the Company’s Common Stock already owned by the Optionee (“Previously Acquired Shares”), or by an combination thereof; provided, however, that any such Previously Acquired Shares tendered by an Optionee must be “mature” shares, as such term may be defined from time-to-time by the Financial Accounting Standards Board or any successor body.

(vii)                           Restrictions on Transfer.  Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Optionee in an Option prior to the exercise or vesting of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Optionee, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.  An Optionee will, however, be entitled to designate a beneficiary to receive an Option upon such Optionee’s death, and in the event of an Optionee’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to paragraph 5(b)(iii)(A) above may be made by, the Optionee's legal representatives, heirs and legatees.

(viii)                        Successive Options.  Successive Options may be granted to the same Optionee, whether or not the Options previously granted to such Optionee remain unexercised.  An Optionee may exercise an Option if then exercisable, notwithstanding that Options previously granted to such Optionee remain unexercised.

(ix)                                Withholding.  The Company may require an Optionee to promptly pay the Company the amount of any federal, state or local withholding or other employment-related tax attributable to the Optionee's exercise of an Option before acting on the Optionee's notice of exercise of the Option.  An Optionee may satisfy any such withholding or employment-related tax obligation by electing to tender Previously Acquired Shares or withhold shares of Common Stock that are to be issued upon exercise of an Option, or by a combination of such methods.

6.                                       Limitation of Rights.

(a)                                  No Right to Continue as a Director.  Neither the plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied that the Company will retain a director for any period of time, or at any particular rate of compensation.

(b)           Rights as Stockholder.  No Optionee shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until the Optionee shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares.

7.                                       Plan Amendment, Modification and Termination.  The Board of Directors may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board of Directors may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board of Directors may deem to be in the best interest of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, the Code or the rules of the New York Stock Exchange.  No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Optionee; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under paragraph 4(b) above.

8.                                       Effective Date and Duration of the Plan.  The Plan shall be effective on the date of adoption by the stockholders of the Company.  The Plan shall terminate at midnight on June 30, 2000, and may be terminated prior thereto by action of the Board of Directors, and no Option shall be granted after such termination.  Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

9.                                       Governing Laws.  The Plan and all rights and obligations under the Plan shall be construed in accordance with and governed by the laws of the State of Minnesota.